SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road Laurel, Mississippi	39443
(Address of principal executive offices)	(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	SAFM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On December 19, 2019, the Registrant issued a press release announcing its earnings for its fiscal quarter and year ended October 31, 2019. The press release is furnished herewith as Exhibit 99.1. Also on December 19, 2019, the Registrant held a conference call to discuss its earnings for its fiscal quarter and year ended October 31, 2019. A transcript of the conference call is furnished herewith as Exhibit 99.2. The information in the press release and transcript is not to be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into the Registrant’s filings under the Securities Act of 1933, as amended (the “Securities Act”).

CAUTIONARY STATEMENT REGARDING RISKS AND UNCERTAINTIES

THAT MAY AFFECT FUTURE PERFORMANCE

Exhibit 99.2 to this Current Report may include forward-looking statements within the meaning of the “Safe Harbor” provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, the risks described in Exhibit 99.1 to this Current Report and in the Registrant’s Annual Report on Form 10-K for the year ended October 31, 2019, and in any subsequent Quarterly Reports on Form 10-Q. The risks cannot be controlled by the Registrant. Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Registrant. Each such statement speaks only as of the day it was made. The Registrant undertakes no obligation to update or to revise any forward-looking statements. The factors cannot be controlled by the Registrant. When used in Exhibit 99.2 to this Current Report, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar words are intended to identify forward-looking statements. Examples of forward-looking statements include statements about the Registrant’s beliefs about growth plans, future demand for its products, future prices for feed grains, future expenses, future production levels, future earnings, future growth plans or other industry conditions.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2019, Robert C. Khayat notified the Chairman of the Board of Directors and Chief Executive Officer of Sanderson Farms, Inc. (the “Registrant”) that he will retire from the Board of Directors effective December 31, 2019. Mr. Khayat’s decision to retire is not the result of any disagreement with the Registrant’s operations, policies or practices.

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure.

On December 23, 2019, the Company issued a press release regarding the matter referenced in Item 5.02 above. A copy of the press release is furnished herewith as Exhibit 99.3.

In accordance with General Instruction B.2, the information contained in this Item 7.01 and the attached Exhibit 99.3 is being “furnished” to the SEC and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release of Sanderson Farms, Inc. dated December 19, 2019.

99.2	Transcript of conference call held by Sanderson Farms, Inc. on December 19, 2019.

99.3	Press Release of Sanderson Farms, Inc. dated December 23, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Sanderson Farms, Inc. dated December 19, 2019.

99.2	Transcript of conference call held by Sanderson Farms, Inc. on December 19, 2019.

99.3	Press Release of Sanderson Farms, Inc. dated December 23, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.

(Registrant)

Date: December 26, 2019	By:	/s/ D. Michael Cockrell
D. Michael Cockrell Treasurer and Chief Financial Officer